EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC. (the 'Company') on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the 'Report'), I, Linda Mitropoulos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in this Report fairly presents, in all material aspects, the financial condition and results of operations of all the Company.

LINDA MITROPOULOS
Linda Mitropoulos
Chief Financial Officer
March 30, 2006